UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

NextBoat Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42930	33-2636992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Jel Wade Dr

Wilmington, NC 28401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (910) 772-9277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NXB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 14, 2026, NextBoat Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with Greentree Financial Group, Inc., a Florida corporation (the “Lender”), pursuant to which the Lender agreed to loan the Company $510,000 in principal amount (the “Loan”). The Loan was evidenced by a 10% Convertible Promissory Note (the “Note”) in the principal amount of $510,000, which was issued with a 10% original issuance discount, resulting in net proceeds to the Company of approximately $459,000 (before deduction of a $10,000 legal fee allowance payable to the Lender). The Note matures on August 14, 2028 (the “Maturity Date”) and bears interest at a rate of 10% per annum, payable quarterly in arrears beginning October 10, 2026. Upon an event of default, the interest rate increases to 18% per annum.

The Note is convertible, at the option of the Lender, into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion price of $1.785 per share (the “Conversion Price”), subject to adjustment. The Conversion Price is subject to a reset on each six-month anniversary of the effective date to the closing bid price of the Common Stock if such price is lower than the then-applicable Conversion Price. The Conversion Price is also subject to adjustment for stock splits, recapitalizations, and certain dilutive issuances (subject to customary exempt issuance carve-outs). The Note contains a beneficial ownership limitation of 4.99%, which may be waived by the Lender upon not less than 61 days’ prior written notice (up to a maximum of 9.99%).

In connection with the Loan Agreement, the Company also issued to the Lender a Common Stock Purchase Warrant (the “Warrant”) to purchase up to 100,000 shares of Common Stock at an exercise price of $1.785 per share (the “Exercise Price”). The Warrant is exercisable for a period of three years from the date of issuance and provides for cashless exercise until the underlying shares are registered under an effective registration statement. The Exercise Price is subject to “down round” anti-dilution protection, meaning that the Exercise Price will be reduced to match the price per share of any future issuance of Common Stock or Common Stock equivalents at a price below the Exercise Price, subject to customary exempt issuance carve-outs. The Warrant contains a beneficial ownership limitation of 4.99% (with a hard cap of 9.99%).

As additional consideration, the Company agreed to issue 20,000 restricted shares of Common Stock to the Lender as commitment shares within five business days of signing the Loan Agreement.

In the event of a Qualified Financing (defined as any financing of at least $5,000,000 while the Note is outstanding), the Company has agreed, upon the Lender’s request, to apply proceeds from such Qualified Financing to repay any outstanding balance on the Note. The Company may prepay the Note at any time without penalty upon 15 days’ advance written notice, subject to the Lender’s right to convert prior to prepayment. The Loan Agreement also contains customary representations and warranties, events of default, and remedies provisions. The Company has also agreed not to issue any securities with a variable conversion or exercise rate for a period of 12 months from the effective date of the Loan Agreement.

The Loan Agreement provides for piggyback registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrant, subject to customary cutback provisions.

The foregoing descriptions of the Loan Agreement, the Note, and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement (including the Note and Warrant attached thereto), a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 14, 2026, in connection with the transactions described in Item 1.01 above, the Company issued to the Lender the Note in the principal amount of $510,000, which constitutes a direct financial obligation of the Company. The Note matures on August 14, 2028 and bears interest at a rate of 10% per annum, increasing to 18% per annum upon the occurrence of an event of default. The Note is convertible into shares of Common Stock at a conversion price of $1.785 per share, subject to adjustment as described in Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the transactions described in Item 1.01 above, the Company issued the following securities to the Lender on August 14, 2026, without registration under the Securities Act of 1933, as amended (the “Securities Act”): (i) the Note, which is convertible into shares of Common Stock; (ii) the Warrant to purchase up to 100,000 shares of Common Stock; and (iii) 20,000 restricted shares of Common Stock as commitment shares.

The securities described above were issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, based upon representations made by the Lender that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that the securities were acquired for investment purposes and not with a view to distribution.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	Loan Agreement, dated August 14, 2026, by and between NextBoat Inc. and Greentree Financial Group, Inc. (including the Convertible Promissory Note and Common Stock Purchase Warrant attached thereto as exhibits).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2026	NextBoat Inc.

	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer